Exhibit 10.1

PURCHASE AND SALE AGREEMENT

BETWEEN

FUND VII AND FUND VIII ASSOCIATES

AND

MARCENT DEVELOPMENT COMPANY, INC.

3011 SW WILLISTON ROAD

GAINESVILLE, FLORIDA

As of November 4, 2005

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS	1
ARTICLE 2. PURCHASE AND SALE	6
2.1. Agreement to Sell and Purchase the Property	6
2.2. Permitted Exceptions	6
2.3. Earnest Money	6
2.4. Purchase Price	7
2.5. Independent Contract Consideration	7
2.6. Closing	8
ARTICLE 3. PURCHASER’S INSPECTION AND REVIEW RIGHTS	8
3.1. Due Diligence Inspections	8
3.2. Deliveries by Seller to Purchaser; Purchaser’s Access to Property Records of Seller	9
3.3. Condition of the Property	10
3.4. Title and Survey	11
3.5. Service Contracts	12
3.6. Termination of Agreement	12
3.7. Confidentiality	12
ARTICLE 4. REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS	13
4.1. Representations and Warranties of Seller	13
4.2. Knowledge Defined	16
4.3. Covenants and Agreements of Seller	17
4.4. Representations and Warranties of Purchaser	18
ARTICLE 5. CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS	18
5.1. Seller’s Closing Deliveries	18
5.2. Purchaser’s Closing Deliveries	21
5.3. Closing Costs	22
5.4. Prorations and Credits	22
ARTICLE 6. CONDITIONS TO CLOSING	24
6.1. Conditions Precedent to Purchaser’s Obligations	24
6.2. Conditions Precedent to Seller’s Obligations	25
ARTICLE 7. CASUALTY AND CONDEMNATION	25
7.1. Casualty	25
7.2. Condemnation	26
ARTICLE 8. DEFAULT AND REMEDIES	27
8.1. Purchaser’s Default	27
8.2. Seller’s Default	27
ARTICLE 9. ASSIGNMENT	28
9.1. Assignment	28
ARTICLE 10. BROKERAGE COMMISSIONS	28
10.1. Broker	28
ARTICLE 11. INDEMNIFICATION	29
11.1. Indemnification by Seller	29
11.2. Indemnification by Purchaser	29
11.3. Limitations on Indemnification	29
11.4. Survival	29

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

11.5. Indemnification as Sole Remedy	30
ARTICLE 12. MISCELLANEOUS	30
12.1. Notices	30
12.2. Possession	31
12.3. Time Periods	31
12.4. Publicity	31
12.5. Discharge of Obligations	31
12.6. Severability	31
12.7. Construction	31
12.8. Sale Notification Letters	32
12.9. Access to Records Following Closing	32
12.10. General Provisions	32
12.11. Like-Kind Exchange	32
12.12. Attorney’s Fees	33
12.13. Counterparts	33
12.14. Effective Agreement	33

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	ii

SCHEDULE OF EXHIBITS

Exhibit “A”	Description of Land
Exhibit “B”	List of Personal Property
Exhibit “C”	List of Existing Commission Agreements
Exhibit “D”	Form of Escrow Agreement
Exhibit “E”	List of Existing Environmental Reports
Exhibit “F”	Existing Survey
Exhibit “G”	Lease
Exhibit “H”	Title Exceptions
Exhibit “I”	Exception Schedule
Exhibit “J”	List of Service Contracts
Exhibit “K”	Form of Tenant Estoppel Certificate
Exhibit “L”	Property Tax Appeals
Exhibit “M”	Management Agreement

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

Schedule of Exhibits

SCHEDULE OF CLOSING DOCUMENTS

Schedule 1	Form of Assignment and Assumption of Lease

Schedule 2	Form of Assignment and Assumption of Option to Lease

Schedule 3	Form of Assignment and Assumption of Service Contracts

Schedule 4	Form of Bill of Sale to Personal Property

Schedule 5	Form of General Assignment of Seller’s Interest in Intangible Property

Schedule 6	Form of Seller’s Affidavit (for Purchaser’s Title Insurance Purposes)

Schedule 7	Form of Seller’s Certificate (as to Seller’s Representations and Warranties)

Schedule 8	Form of Seller’s FIRPTA Affidavit

Schedule 9	Form of Purchaser’s Certificate (as to Purchaser’s Representations and Warranties)

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

PURCHASE AND SALE AGREEMENT

3011 SW WILLISTON ROAD

GAINESVILLE, FLORIDA

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into as of the 4th day of November, 2005, by and between FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Seller”), and MARCENT DEVELOPMENT COMPANY, INC., a New York corporation (together with its permitted successors and assigns, “Purchaser”).

WITNESSETH:

WHEREAS, Seller desires to sell that certain improved real property commonly known as “3011 SW Williston Road” located at 3011 SW Williston Road, Gainesville, Alachua County, Florida, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

“Additional Earnest Money” shall mean the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00 U.S.).

“Assignment and Assumption of Lease” shall mean the form of assignment and assumption of the Lease to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as SCHEDULE 1.

“Assignment and Assumption of Option to Lease” shall mean the form of assignment and assumption of the Option to Lease to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as SCHEDULE 2.

“Assignment and Assumption of Service Contracts” shall mean the form of assignment and assumption of the Service Contracts to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as SCHEDULE 3.

“Basket Limitation” shall mean an amount equal to Twenty Thousand and No/100 Dollars ($20,000.00).

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

“Bill of Sale” shall mean the form of bill of sale to the Personal Property to be executed and delivered to Purchaser by Seller as to the Personal Property, at the Closing in the form attached hereto as SCHEDULE 4.

“Broker” shall have the meaning ascribed thereto in Section 10.1 hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of Florida are authorized by law or executive action to close.

“Cap Limitation” shall mean an amount equal to five percent (5%) of the Purchase Price, or Four Hundred Ten Thousand and No/100 Dollars ($410,000.00).

“Closing” shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.

“Closing Date” shall have the meaning ascribed thereto in Section 2.6 hereof.

“Closing Documents” shall mean any certificate, instrument or other document delivered pursuant to this Agreement.

“Commission Agreement” shall have the meaning ascribed thereto in Section 4.1(f) hereof, and such agreement is more particularly described on EXHIBIT “C” attached hereto and made a part hereof.

“Due Diligence Deliveries” shall have the meaning ascribed thereto in Section 3.2 hereof.

“Due Diligence Material” shall have the meaning ascribed thereto in Section 3.7 hereof.

“Earnest Money” shall mean the Initial Earnest Money, together with any Additional Earnest Money actually paid by Purchaser to Escrow Agent hereunder, and further together with all interest which accrues thereon as provided in Section 2.3 hereof and in the Escrow Agreement.

“Effective Date” shall mean the date upon which Seller and Purchaser shall have delivered a fully executed counterpart of this Agreement to the other, which date shall be inserted in the space provided on page 1 hereof. For the purposes of determining the Effective Date, a facsimile signature shall be deemed an original signature.

“Environmental Law” shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree now or hereafter relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act (codified in various sections of 26 U.S.C., 33 U.S.C., 42 U.S.C. and 42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801 et seq.), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (21 U.S.C. § 349, 42 U.S.C. § 201 et seq. and § 300 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2061 et seq.), the Emergency Planning and Community Right to Know Act (42 U.S.C. § 1100 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Occupational Safety & Health Act (29 U.S.C. § 655 et seq.), the Noise Control Act (42 U.S.C. § 4901 et seq.), and any state and local

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environmental laws, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

“Escrow Agent” shall mean Chicago Title Insurance Company, at its office at 4170 Ashford Dunwoody Road, Suite 460, in Atlanta, Georgia, 30319.

“Escrow Agreement” shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT “D” entered into among Seller, Purchaser and Escrow Agent with respect to the Earnest Money.

“Existing Environmental Reports” shall mean those certain reports, correspondence and related materials, if any, more particularly described on EXHIBIT “E” attached hereto and made a part hereof.

“Existing Survey” shall mean that certain survey with respect to the Land, as more particularly described on EXHIBIT “F” attached hereto and made a part hereof.

“FIRPTA Affidavit” shall mean the form of FIRPTA Affidavit to be executed and delivered to Purchaser at Closing by Seller as to the Land and Improvements in the form attached hereto as SCHEDULE 8.

“General Assignment” shall mean an assignment by Seller of its interest in intangible property owned by Seller (being Seller’s interest in the Intangible Property) and being conveyed as a part of the Property, to be executed by Seller at Closing, substantially in the form attached hereto as SCHEDULE 5 and made a part hereto, with such changes thereto as may be agreed upon by Seller and Purchaser to convey Seller’s intangible property associated with the Property.

“Hazardous Substances” shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).

“Improvements” shall mean all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, all parking areas and facilities, improvements and fixtures located on the Land.

“Initial Earnest Money” shall mean the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00 U.S.).

“Inspection Period” shall mean the period expiring at 5:00 P.M. Eastern Standard Time on November 17, 2005.

“Intangible Property” shall mean all intangible property, if any, owned by Seller and related to the Land, the Improvements and the Personal Property, including without limitation, the rights and interests, if any, of Seller in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (ii) all assignable warranties or guaranties given or made in respect of the

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Improvements or Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (iv) all of the right, title and interest of Seller in and to all Service Contracts that Purchaser agrees to assume (or is deemed to have agreed to assume).

“Land” shall mean that certain tract or parcel of real property located in Alachua County, Florida, which is more particularly described on EXHIBIT “A” attached hereto, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest, if any, of Seller in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.

“Lease” shall mean the lease identified on EXHIBIT “G” attached hereto.

“Leasing Agreement” shall mean that certain Exclusive Right to Lease Agreement, dated as of December 31, 2004, between Seller, as “owner”, and Bosshardt Realty, as “agent”.

“Losses” shall have the meaning ascribed thereto in Section 11.1 hereof.

“Monetary Objection” or “Monetary Objections” shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, (b) any mechanic’s, materialman’s or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located.

“Option to Lease” shall mean that certain Option to Lease, dated as of December 9, 2004, between Williston Road Investment, LLC, as “Lessor”, and Seller as “Lessee”, [as the same may be amended by that certain First Amendment to Option to Lease to be executed by Williston Road Investment, LLC, as “Lessor”, and Seller as “Lessee”,] providing an option to ground lease approximately one (1) acre of land contiguous to the Land for additional parking, all on the terms and conditions set forth therein.

“Other Notices of Sale” shall have the meaning ascribed thereto in Section 5.1(r) hereof.

“Permitted Exceptions” shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent with respect to the Land and Improvements, (b) the Lease affecting the Land and Improvements, (c) such state of facts as would be disclosed by a current survey of the Land, (d) the matters set forth on EXHIBIT “H” attached hereto and made part hereof or otherwise disclosed in the Title Commitment, and (e) such other easements, restrictions and encumbrances with respect to the Land and Improvements that do not constitute Monetary Objections, and that are approved (or are deemed approved) by Purchaser in accordance with the provisions of Section 3.4 hereof.

“Personal Property” shall mean all carpeting, draperies, appliances, personal property (excluding any computer software which is either licensed to Seller or which Seller deems proprietary), machinery, apparatus and equipment owned by Seller and currently used

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GAINESVILLE, FLORIDA	4

exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on EXHIBIT “B” attached hereto and made a part hereof. The Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Seller to Purchaser subject to depletions, replacements and additions in the ordinary course of Seller’s business.

“Property” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Purchase Price” shall be the amount specified in Section 2.4 hereof.

“Purchaser-Related Entities” shall have the meaning ascribed thereto in Section 11.1 hereof.

“Purchaser Waived Breach” shall have the meaning ascribed thereto in Section 11.3 hereof.

“Purchaser’s Certificate” shall have the meaning ascribed thereto in Section 5.2(e) hereof.

“Purchaser’s Counsel” shall mean Lowndes, Drosdick, Doster, Kantor & Reed, 215 North Eola Drive, Orlando, Florida 32808, Attention: Jeffrey T. Bankowitz.

“Right of Entry Agreement” shall mean that certain Right of Entry Agreement, dated as of October 29, 2005, between Seller and Purchaser.

“Seller-Related Entities” shall have the meaning ascribed thereto in Section 11.2 hereof.

“Seller’s Affidavit” shall mean the form of owner’s affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as SCHEDULE 6.

“Seller’s Certificate” shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller’s warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 7.

“Seller’s Counsel” shall mean Troutman Sanders LLP, Bank of America Plaza, Suite 5200, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216, Attention: John W. Griffin and Leslie Fuller Secrest.

“Service Contracts” shall mean all those certain contracts and agreements more particularly described as Service Contracts on EXHIBIT “J” attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the Closing Date, including, without limitation, all equipment leases.

“Special Warranty Deed” shall have the meaning ascribed thereto in Section 5.1(a).

“Survey” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Taxes” shall have the meaning ascribed thereto in Section 5.4(a) hereof.

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CH2M HILL
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“Tenant Estoppel Certificate” shall mean the certificate to be sought from the tenant under the Lease in substantially the form attached hereto as EXHIBIT “K”; provided, however, if the Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to the Lease may be in the form as called for therein.

“Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and costs.

“Tenant Notice of Sale” shall have the meaning ascribed thereto in Section 5.1(q) hereof.

“Title Company” shall mean Chicago Title Insurance Company.

“Title Commitment” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Title Notice” shall have the meaning ascribed thereto in Section 3.4 hereof.

ARTICLE 2.

PURCHASE AND SALE

2.1. Agreement to Sell and Purchase the Property. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property (collectively, the “Property”):

(a) the Land;

(b) the Improvements;

(c) all right, title and interest of Seller as “landlord” or “lessor” in and to the Lease;

(d) the Personal Property;

(e) the Intangible Property; and

(f) the Option to Lease.

2.2. Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions.

2.3. Earnest Money.

(a) Prior to the date hereof, Purchaser has delivered the Initial Earnest Money to Escrow Agent by federal wire transfer, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement.

(b) On or before the expiration of the Inspection Period, Purchaser shall deliver the Additional Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Additional Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. Seller and Purchaser mutually acknowledge and agree that

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time is of the essence in respect of Purchaser’s timely deposit of the Additional Earnest Money with Escrow Agent; and that if Purchaser fails to timely deposit the Additional Earnest Money with Escrow Agent, this Agreement shall terminate, Escrow Agent shall return the Initial Earnest Money (and any interest earned thereon) to Purchaser, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

(c) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. Interest and other income from time to time earned on the Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Initial Earnest Money and the Additional Earnest Money (to the extent actually deposited by Purchaser with Escrow Agent as provided herein) and all such interest and other income.

2.4. Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the “Purchase Price”) to be paid by Purchaser to Seller for the Property shall be the sum of EIGHT MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($8,200,000.00 U.S.). The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

(a) The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and

(b) At Closing, the balance of the Purchase Price, after applying, as partial payment of the Purchase Price, the Earnest Money, and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account or accounts designated by Seller. If the amount due from Purchaser pursuant to this Agreement is not received by the Title Company on or before the later of 3:00 p.m. Eastern Standard Time or in sufficient time for reinvestment on the Closing Date, then the Closing shall be delayed by one (1) Business Day; provided, however, that if the day set for Closing is the outside date for Closing (after taking into account all applicable extensions of such date pursuant to this Agreement), then in such event, (x) the Closing shall not be delayed but shall occur on such day so long as the amount due from Purchaser is received by the Title Company in immediately available funds by the close of business on such day, and Purchaser shall reimburse Seller for loss of interest due to the inability to reinvest Seller’s funds on the Closing Date, calculated at the rate of eight percent (8%) per annum (calculated on a per diem basis, using a 365-day year), or (y) if the amount due from Purchaser has not been received by the Title Company in immediately available funds by the close of business on such day, Closing shall not be delayed, Purchaser shall be in default hereunder, and Seller may exercise any and all remedies available to Seller on account of such default. The provisions of the preceding sentence of this Section 2.4(b) shall survive the Closing.

2.5. Independent Contract Consideration. In addition to, and not in lieu of the delivery to Escrow Agent of the Earnest Money, concurrently with Purchaser’s execution and delivery of this Agreement to Seller, Purchaser shall deliver to Seller Purchaser’s check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Purchaser’s right to

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inspect the Property pursuant to Article 3. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

2.6. Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the “Closing”) shall be held on or before December 7, 2005. Subject to the foregoing, the Closing shall take place at an office in the metropolitan Atlanta, Georgia, area, and at such specific place, time and date (the “Closing Date”) as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing. If Purchaser fails to give such notice of the Closing Date, the Closing shall be at the offices of the Title Company, 4170 Ashford Dunwoody Road, Suite 460, Atlanta, Georgia 30399, at 10:00 a.m. on December 7, 2005. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and all documents and funds to be delivered at the Closing shall be delivered to the Title Company unless the parties hereto mutually agree otherwise. Seller and Purchaser agree to use reasonable efforts to complete all requirements for the Closing prior to the Closing Date.

ARTICLE 3.

PURCHASER’S INSPECTION AND REVIEW RIGHTS

3.1. Due Diligence Inspections.

(a) From and after the Effective Date until the Closing Date or earlier termination of the inspection rights of Purchaser under this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property, to perform due diligence and environmental investigations, to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenant under the Lease, and, in each case, in compliance with the rights and obligations of Seller as landlord under the Lease. Purchaser agrees that Purchaser shall make no contact with and shall not interview the tenant without at least two (2) Business Days’ advance written notice to Seller. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser’s expense. Seller reserves the right to have a representative present at the time of making any such inspection and at the time of any such interview with the tenant. Purchaser shall notify Seller not less than two (2) Business Days in advance of making any such inspection.

(b) If the Closing is not consummated hereunder, Purchaser shall promptly deliver to Seller (if contractually permitted to do so) copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections; provided, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. Purchaser shall use commercially reasonable efforts to avoid any contractual obligations prohibiting the delivery to Seller of copies of such reports, surveys and information; and provided further that Seller agrees to reimburse Purchaser for the cost and expense of copying and delivering such materials to

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Seller (but not for the cost of obtaining such reports from third party consultants). This Section 3.1(b) shall survive the termination of this Agreement.

(c) To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which Seller may incur (including, without limitation, reasonable attorney’s fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors. Said indemnification shall not extend to pre-existing conditions merely discovered by Purchaser. Said indemnification agreement shall survive the Closing, or earlier termination of this Agreement. Purchaser shall maintain and shall ensure that Purchaser’s consultants and contractors maintain commercial general liability insurance in an amount not less than $2,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser’s behalf. Purchaser agrees to provide to Seller a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Property by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

3.2. Deliveries by Seller to Purchaser; Purchaser’s Access to Property Records of Seller.

(a) Seller and Purchaser acknowledge that all of the following (the “Due Diligence Deliveries”) either have been or shall be delivered or made available to Purchaser (and Purchaser further acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement):

(i)	Copies of current property tax bills with respect to the Property.

(ii)	Copies of operating statements for the past twenty-four (24) months with respect to the Property.

(iii)	Copies of the Lease and any guarantees relating thereto existing as of the Effective Date.

(iv)	Copies of the Commission Agreements.

(v)	Copies of all Service Contracts currently in place.

(vi)	Copies of the Existing Survey.

(vii)	A copy of Seller’s existing title insurance policy with respect to the Land and Improvements.

(viii)	A copy of the Existing Environmental Report.

(ix)	Copies of all certificates of occupancy with respect to the Property which are in Seller’s possession.

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(x)	A copy of the existing zoning letter obtained by Seller with respect to the Property.

(b) From the Effective Date until the last Closing Date under this Agreement, or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser’s representatives, on reasonable advance notice and during normal business hours, to have access to Seller’s existing non-confidential books, records and files relating to the Properties, at the office of Seller at 6200 The Corners Parkway, Norcross, Georgia 30092, for the purpose of inspecting and (at Purchaser’s expense) copying the same, including, without limitation, copies of any financial statements or other financial information of the tenant under the Lease (and the lease guarantors, if any), written information relative to the tenant’s payment history, and tenant correspondence, to the extent Seller has the same in its possession; available surveys, construction plans and specifications, copies of any permits, licenses or other similar documents, available records of any operating costs and expenses and similar materials relating to the construction, operation, maintenance, repair, management and leasing of the Property, to the extent any or all of the same are in the possession of Seller, subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any appraisals, third party property condition reports (other than the Existing Environmental Reports) obtained by Seller in connection with the Property, strategic plans for the Property, internal analyses, information regarding the marketing for sale of the Property, submissions relating to Seller’s obtaining of corporate or partnership authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller reasonably deems confidential or proprietary. Alternatively, at Purchaser’s request and at Purchaser’s cost and expense, and subject to the provisions hereof, Seller will make copies of non-confidential and non-proprietary due diligence materials relating to the Property as may be reasonably requested by Purchaser in writing and as may be in Seller’s possession, and will deliver the same to Purchaser. Purchaser acknowledges and agrees, however, that Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports or other materials. If the Closing contemplated hereunder fails to take place for any reason, or if Purchaser or Seller elect to terminate the inspection rights of Purchaser under the Right of Entry Agreement or this Agreement, Purchaser shall promptly return (or certify as having destroyed) all copies of materials copied from the books, records and files of Seller or furnished by Seller or Seller’s representatives relating to the Property. It is understood and agreed that Seller shall not have any obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in the possession or control of Seller.

3.3. Condition of the Property.

(a) Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser’s behalf in respect of the Property and the condition thereof. Purchaser and Seller mutually acknowledge and agree that the Property is being sold in an “AS IS” condition and “WITH ALL FAULTS,” known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership,

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leasing, management and operation of the Property. Effective as of the Closing and except as expressly set forth in this Agreement, Purchaser hereby waives and releases Seller and its officers, directors, shareholders, partners, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with the Property.

(b) To the fullest extent permitted by law, Purchaser does hereby unconditionally waive and release Seller and its officers, directors, shareholders, partners, agents, affiliates and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof (collectively, “Environmental Liabilities”); provided, however, that the foregoing release as it applies to Seller, its officers, directors, shareholders, partners, agents, affiliates and employees, shall not release Seller or its general partners from any Environmental Liabilities of (i) Seller relating to any Hazardous Substances which may be placed, located or released on the Property by Seller after the date of Closing, or (ii) the general partners of Seller relating to any Hazardous Substances which may be placed, located or released on the Property by Seller after the date of Closing. The terms and provisions of this Section 3.3 shall survive the Closing.

3.4. Title and Survey. Prior to execution of this Agreement, Seller ordered from the Title Company a preliminary title commitment with respect to the Property issued in favor of Purchaser (the “Title Commitment”). Seller has directed the Title Company to make a copy of the Title Commitment, and copies of all underlying recorded exceptions referenced in the Title Commitment, available to Purchaser on the Title Company’s website. At any time following the execution and delivery of the Right of Entry Agreement, Purchaser may arrange, at its expense, for the preparation of one or more updates of the Existing Survey (each and together, the “Survey”). Purchaser shall make copies of any such Survey available to Seller prior to Closing. Purchaser shall have until the earlier of five (5) business days following Seller’s receipt of the Survey or November 17, 2005, to give written notice (the “Title Notice”) to Seller of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in any Survey or otherwise in Purchaser’s examination of title. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of Purchaser’s Title Notice, Seller shall give written notice to Purchaser informing the Purchaser of Seller’s election with respect to such objections. If Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections). If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser’s sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the

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Purchase Price, or (ii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Seller either of Seller’s election not to attempt to cure any objection or of Seller’s determination, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, whereupon Escrow Agent shall return the Earnest Money to Purchaser. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and Seller may use the proceeds of the Purchase Price at Closing for such purpose.

3.5. Service Contracts. Prior to the expiration of the Inspection Period, Purchaser will designate in a written notice to Seller which Service Contracts Purchaser will assume and which Service Contracts will be terminated by Seller at Closing, and whether Purchaser will assume the Leasing Agreement; provided, however, that Seller shall not be obligated to terminate, and Purchaser shall assume Seller’s obligations arising from and after Closing under, all Service Contracts which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation. Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts and, if applicable, the Leasing Agreement, which Purchaser has designated will not be terminated. Seller, without cost to Purchaser, shall terminate at Closing all Service Contracts that are not so assumed, to the extent any relates to the Property; and if requested by Purchaser, Seller also shall terminate the Leasing Agreement at Closing. If Purchaser fails to notify Seller in writing on or prior to the expiration of the Inspection Period of any Service Contracts or the Leasing Agreement that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Service Contracts and the Leasing Agreement and to have waived its right to require Seller to terminate such Service Contracts and the Leasing Agreement at Closing.

3.6. Termination of Agreement. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser’s sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser’s permitted assignee. Purchaser shall have the right to terminate this Agreement at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6. The parties acknowledge that this Agreement shall not be void or voidable for lack of mutuality.

3.7. Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser’s engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any representatives of Seller or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of the books, records and files of Seller in respect of the Property, or otherwise (collectively, the “Due Diligence Material”) shall be used solely for the purpose of determining whether the Property is suitable for Purchaser’s acquisition and ownership thereof and for no other purpose whatsoever. Prior to Closing, the terms and conditions which are contained in this Agreement and all Due

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Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser and Purchaser’s prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders, who need to know the information for the purpose of assisting Purchaser in evaluating the Property for Purchaser’s potential acquisition thereof; provided, however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys’ fees actually incurred) as a result of the unpermitted disclosure of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and Purchaser’s prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. The foregoing indemnity shall not extend to disclosure of any Due Diligence Material (i) as may be required by applicable law, or (ii) that is or becomes public knowledge other than by virtue of a breach of Purchaser’s covenant under this Section 3.7. If Purchaser or Seller elect to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach; provided, however, that Seller shall have no right to terminate this Agreement for such breach or threatened breach. The provisions of this Section shall survive any termination of this Agreement.

ARTICLE 4.

REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.1. Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:

(a) Organization, Authorization and Consents.

(i)	Seller has the right, power and authority to enter into this Agreement and to sell the Property in accordance with the terms and provisions of this Agreement, to engage in the transaction contemplated in this Agreement and to perform and observe all of the terms and provisions hereof.

(ii)	Seller is a duly organized and validly existing joint venture under the laws of the State of Georgia, whose joint venture partners are Wells Real Estate Fund VII, L.P. and Wells Real Estate Fund VIII, L.P.

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(iii)	Wells Real Estate Fund VII, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(iv)	Wells Real Estate Fund VIII, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(v)	Wells Partners, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia, whose general partner is Wells Capital, Inc.

(vi)	Wells Capital, Inc. is a duly organized and validly existing corporation under the laws of the State of Georgia.

(b) Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.

(d) Litigation. To Seller’s knowledge, and except as disclosed on EXHIBIT “I” attached hereto, Seller has not received written notice of any pending or threatened suit, action or proceeding, which (i) if determined adversely to Seller, materially and adversely affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.

(e) Existing Leases. Other than the Lease listed on EXHIBIT “G” attached hereto, Seller has not entered into any contract or agreement with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser or the Property after the Closing. The copies of the Lease heretofore delivered or made available by Seller to Purchaser are true, correct and complete copies thereof in all material respects, and the Lease has not been amended except as evidenced by amendments similarly delivered and listed on EXHIBIT “G” attached hereto and constitute the entire agreement between Seller and the tenant thereunder. Except as set forth in EXHIBIT “I” attached hereto, Seller has not given or received any written notice of any party’s default or failure to comply with the terms and provisions of Lease which remains uncured.

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(f) Leasing Commissions. To Seller’s knowledge, there are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in EXHIBIT “C” attached hereto (the “Commission Agreements”), and all leasing commissions and brokerage fees accrued or due and payable under the Commission Agreements with respect to the Property as of the date hereof and at the Closing have been or shall be paid in full. Notwithstanding anything to the contrary contained herein, Purchaser shall be responsible for the payment of all leasing commissions payable for (a) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and (b) the renewal, expansion or extension of the Lease existing as of the Effective Date and exercised or effected after the Effective Date.

(g) Management Agreement. Except for that certain management agreement more particularly described on EXHIBIT “M” attached hereto and made a part hereof (the “Management Agreement”), there is no agreement currently in effect relating to the management of the Property by any third party management company; and Seller shall cause such Management Agreement to be terminated as of the Closing Date.

(h) Taxes and Assessments. Except as may be set forth on EXHIBIT “L” attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

(i) Compliance with Laws. To Seller’s knowledge, and except as set forth on EXHIBIT “I”, Seller has received no written notice alleging any violations of law (including any Environmental Law), municipal or county ordinances, or other legal requirements with respect to the Property where such violations remain outstanding.

(j) Other Agreements. To Seller’s knowledge, except for the Lease, the Service Contracts, the Commission Agreements, the Management Agreement, and the Permitted Exceptions, there are no leases, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity (other than Seller) any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

(k) Seller Not a Foreign Person. Seller is not a “foreign person” which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

(l) Employees. Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.

(m) Environmental. To Seller’s knowledge, or except as may be set forth in the Existing Environmental Reports or other written Due Diligence Material, (i) Seller has no knowledge of the presence of any Hazardous Substances on the Property, other than such

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Hazardous Substances and in such amounts as are commonly used, stored and disposed of in the operation, repair and maintenance of an office building, or as may be used, stored and disposed of by the tenant under the Lease in the conduct of its business at the Property; (ii) Seller has not used and has no knowledge that any other person has used the Property for the generation, recyling, use, reuse, sale, storage, handling, transportation and/or disposal of any Hazardous Substances on the Property (except for such Hazardous Substances and in such amounts as are commonly used, stored and disposed of in the operation, maintenance and repair of an office building, or as may be used, stored and disposed of by the tenant under the Lease in the conduct of its business at the Property); and (iii) Seller has not received any written notification from any governmental authority as to any violations of or failure to comply with any Environmental Law with respect to the Property.

The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed made as of the date hereof and remade by Seller as of the Closing Date in all material respects, with the same force and effect as if made on, and as of, such date, subject to Seller’s right to update such representations and warranties by written notice to Purchaser and in the certificate of Seller to be delivered pursuant to Section 5.1(i) hereof.

Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on behalf of Seller, or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenant under the Lease, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenant or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser’s own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on behalf of Seller. Purchaser will inspect the Property and become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Property in its “as is” condition, “with all faults,” on the Closing Date. The provisions of this paragraph shall survive the Closing for a period of one hundred eighty (180) days following the Closing, subject to Article 11 hereof; provided, however, that the provisions of Section 4.1(m) above shall survive the Closing until the second (2nd) anniversary of the Closing Date, also subject to Article 11 hereof.

4.2. Knowledge Defined. All references in this Agreement to the “knowledge of Seller” or “to Seller’s knowledge” shall refer only to the actual knowledge of Steve Campbell, Vice President, Asset Management, and Mike Watson, Vice President, Construction, who have been actively involved in the management of Seller’s business in respect of the Property in the capacity as Asset Manager and Construction Manager, respectively, for Seller. The term

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“knowledge of Seller” or “to Seller’s knowledge” shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, or to any other partner, beneficial owner, officer, director, agent, manager, representative or employee of Seller, or any of their respective affiliates, or to impose on either of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of either of the individuals named above arising out of any representations or warranties made herein or otherwise.

4.3. Covenants and Agreements of Seller.

(a) Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any material respect, or terminate, the existing Lease without Purchaser’s prior written consent in each instance, which consent, prior to the end of the Inspection Period, shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given within three (3) Business Days after Purchaser’s receipt of Seller’s written request herefore each of which requests shall be accompanied by a copyo f any proposed modification or amendment of an existing Lease or of any new lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated with any proposed renewal or expansion of the existing Lease or with any such new lease as well as any additional information regarding such proposed transaction as Purchaser may reasonably request If Purchaser fails to notify Seller in writing of its approval or disapproval with in said three (3) Business Day period such failure by Purchaser shall be deemed to be the approval of Purchaser After the end of the Inspection Period, Seller shall not enter into any lease affecting the Property, or modify or amend in any respect, or terminate the existing Lease without Purchaser’s prior written consent in each instance, which consent may be withheld in Purchaser’s sole discretion. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs or leasing commissions actually incurred by Seller pursuant to a renewal or expansion of the existing Lease after the Effective Date or new lease approved (or deemed approved) by Purchaser hereunder, and Purchaser shall assume any such new lease and shall assume the obligations of Seller thereunder, including the obligation to pay any Tenant Inducement Costs and leasing commissions.

(b) New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser’s prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on thirty (30) days (or less) notice, and except for that certain pending First Amendment to Option to Lease between Seller and Williston Road Investment, LLC.

(c) Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller’s past practices.

(d) Insurance. During the pendency of this Agreement, Seller shall, at Seller’s expense, continue to maintain the insurance policies covering the Improvements as required by the terms of the Lease.

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(e) Tenant Estoppel Certificate. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser, no later than December 1, 2005, a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT “K” signed by the tenant under the Lease; provided that delivery of such signed Tenant Estoppel Certificate shall be a condition of Closing only to the extent set forth in Section 6.1(c) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificate (Seller having used its good faith efforts as set forth above as to the tenant under Lease) be a default of Seller hereunder.

4.4. Representations and Warranties of Purchaser.

(a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing corporation under the laws of the State of New York. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

(b) Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

(d) Litigation. To Purchaser’s knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser’s right to update such representations and warranties by written notice to Seller and in Purchaser’s certificate to be delivered pursuant to Section 5.2(e) hereof. The provisions of this paragraph shall survive the Closing for a period of one hundred eight (180) days following the Closing, subject to Article 11 hereof.

ARTICLE 5.

CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

5.1. Seller’s Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser’s delivery to Seller of the Purchase Price, Seller shall obtain or execute

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and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a) Special Warranty Deed. A special warranty deed in the form customarily used in the State of Florida pursuant to which a grantor warrants title only as to parties claiming by, through or under the grantor but not otherwise, from Seller with respect to the Land and Improvements (the “Special Warranty Deed”), subject only to the Permitted Exceptions, and executed and acknowledged by Seller. The legal description of the Land set forth in the Special Warranty Deed shall be based upon and conform to the legal description attached hereto as EXHIBIT “A”. If and to the extent that any of the Permitted Exceptions requires the recitation or incorporation in any deed of any provisions of such Permitted Exception, the Special Warranty may conform to such requirements;

(b) Quitclaim Deed. Upon request, Seller shall deliver a quitclaim deed in the form customarily used in Florida to convey the Property by reference to the metes and bounds legal description of the Property as reflected on the Survey;

(c) Assignment and Assumption of Lease. Two (2) counterparts of an assignment and assumption of the Lease and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements in the form attached hereto as SCHEDULE 1 (the “Assignment and Assumption of Lease”), executed and acknowledged by Seller;

(d) Assignment and Assumption of Option to Lease. Two (2) counterparts of an assignment and assumption of the Option to Lease in the form attached hereto as Schedule 2, executed and acknowledged by Seller;

(e) Assignment and Assumption of Service Contracts. Two (2) counterparts of an assignment and assumption of Service Contracts [and Leasing Agreement, if applicable] in the form attached hereto as SCHEDULE 3 (the “Assignment and Assumption of Service Contracts”), executed and acknowledged by Seller;

(f) Bill of Sale. A bill of sale from Seller for the Personal Property of Seller in the form attached hereto as SCHEDULE 4 (the “Bill of Sale”), without warranty as to the title or condition of the Personal Property, executed by Seller;

(g) General Assignment. An assignment of the Intangible Property of Seller in the form attached hereto as SCHEDULE 5 (the “General Assignment”), executed and acknowledged by Seller;

(h) Seller’s Affidavit. An owner’s affidavit from Seller substantially in the form attached hereto as SCHEDULE 6 (“Seller’s Affidavit”), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenant under the Lease, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety-five (95) days (or such longer period as may be required by the Title Company to comply with the lien laws of Florida) prior to the Closing have been paid for in full (or that adequate provision has been made herefore to the reasonable satisfaction of the Title Company and including such other matters as may be reasonably requested by the Title Company

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(i) Seller’s Certificate. A certificate from Seller in the form attached hereto as SCHEDULE 7 (“Seller’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller’s representations and warranties set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date; provided, however, that Purchaser shall have the right to terminate this Agreement pursuant to the provisions of Section 6.1 of this Agreement in the event Seller’s representations and warranties are not reaffirmed in their entirety by Seller as demonstrated by Seller’s Certificate;

(j) FIRPTA Certificate. A FIRPTA Certificate from Seller in the form attached hereto as SCHEDULE 8, or in such other form as applicable laws may require;

(k) Evidence of Authority. Such documentation as may reasonably be required by Purchaser’s title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered on behalf of Seller;

(l) Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(m) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;

(n) Certificates of Occupancy. To the extent the same are in the possession of Seller, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;

(o) Lease. To the extent the same is in the possession or control of Seller, an original executed counterpart of the Lease;

(p) Tenant Estoppel Certificate. Any originally executed Tenant Estoppel Certificate as may be in the possession of Seller;

(q) Notice of Sale to Tenant. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the “Tenant Notice of Sale”), which Purchaser shall send to the tenant under the Lease informing the tenant of the sale of the Property and of the assignment to and assumption by Purchaser of Seller’s interest in the Lease and directing that all rent and other sums payable for periods after the Closing under the Lease shall be paid as set forth in said notice;

(r) Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the “Other Notices of Sale”), which Purchaser shall send to each service provider and leasing agent under the Service Contracts, the Leasing Agreement (if applicable) and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Property and of the assignment to and assumption by Purchaser of Seller’s obligations under the Service Contracts, the Leasing Agreement (if applicable) and Commission Agreements arising after the Closing

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Date and directing that all future statements or invoices for services under such Service Contracts, the Leasing Agreement (if applicable) and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

(s) Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other non-confidential books and records (excluding any appraisals, budgets, third party reports obtained by Seller in connection with the Property (other than the Existing Environmental Report), strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate or partnership authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller reasonably deems proprietary) relating to the Property in the possession of Seller; and

(t) Other Documents. Such other documents as shall be reasonably requested by Purchaser’s title insurer to effectuate the purposes and intent of this Agreement.

5.2. Purchaser’s Closing Deliveries. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a) Assignment and Assumption of Lease. Two (2) counterparts of the Assignment and Assumption of Lease, executed and acknowledged by Purchaser;

(b) Assignment and Assumption of Option to Lease. Two (2) counterparts of the Assignment and Assumption of Option to Lease, executed and acknowledged by Purchaser;

(c) Assignment and Assumption of Service Contracts. Two (2) counterparts of the Assignment and Assumption of Service Contracts, executed and acknowledged by Purchaser;

(d) Purchaser’s Certificate. A certificate in the form attached hereto as SCHEDULE 9 (“Purchaser’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser’s representations and warranties contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

(e) Notice of Sale to Tenant. The Tenant Notice of Sale, executed by Purchaser, as contemplated in Section 5.1(q) hereof;

(f) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to service providers and leasing agents, as contemplated in Section 5.1(r) hereof;

(g) Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(h) Evidence of Authority. A copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish

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that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

(i) Other Documents. Such other documents as shall be reasonably requested by Seller’s counsel to effectuate the purposes and intent of this Agreement.

5.3. Closing Costs. Seller shall pay the attorneys’ fees of Seller, the brokerage commission due Broker pursuant to Section 10.1 of this Agreement, the cost of the documentary stamps or transfer taxes imposed upon the conveyance of the Property, the cost of recording the Special Warranty Deed, one-half of the cost of title examination fees and expenses and one-half of the title insurance premiums for the owner’s title insurance policy issued by the Title Company to Purchaser in accordance with the Title Commitment (exclusive of endorsements thereto), and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Seller and Purchaser shall each pay one-half of any escrow closing fees charged by the Title Company. Purchaser shall pay the costs of obtaining the Survey, one-half of the cost of all title examination fees and expenses and one-half of the title insurance premiums payable with respect to the owner’s title insurance policy issued by the Title Company to Purchaser, the cost of all endorsements to Purchaser’s owner’s title insurance policy, the costs of issuing and title insurance premiums for any mortgagee title insurance policy obtained by Purchaser, all other recording fees on all instruments to be recorded in connection with these transactions, the attorneys’ fees of Purchaser, and all other costs and expenses incurred by Purchaser in the performance of Purchaser’s due diligence inspection of the Property (including without limitation appraisal costs, environmental audit and assessment costs, and engineering review costs) and in closing and consummating the purchase and sale of the Property pursuant hereto. Seller and Purchaser shall each be entitled to receipt of fifty percent (50%) of any rebate or reduction in the title premiums paid by Seller and Purchaser as set forth above.

5.4. Prorations and Credits. The following items in this Section 5.4 shall be adjusted and prorated between Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:

(a) Taxes. All general real estate taxes imposed by any governmental authority (“Taxes”) for the year in which the Closing occurs shall be prorated between Purchaser and Seller with respect to the Property as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the Property for the calendar year or other applicable tax period in which the Closing occurs, Taxes with respect to the Property shall be prorated for such calendar year or other applicable tax period based upon the prior year’s tax bill. Notwithstanding the foregoing, Taxes shall not be prorated with respect to the Property if the tenant under the Lease with respect to the Property is obligated to pay Taxes directly to the applicable taxing authority.

(b) Reproration of Taxes. Within thirty (30) days of receipt of final bills for Taxes, the party receiving said final tax bills shall furnish copies of the same to the other party and shall prepare and present to such other party a calculation of the reproration of such Taxes based upon the actual amount of such Taxes for the year. The parties shall make the appropriate adjusting payment between them within thirty (30) days after presentment to Seller of Purchaser’s calculation and appropriate back-up information. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.

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(c) Rents, Income and Other Expenses. Rents and any other amounts paid to Seller by the tenant under the Lease (and any new lease entered into in accordance with the terms of this Agreement) shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser’s review and approval prior to Closing. Seller and Purchaser shall prorate all rents, additional rent, common area maintenance charges, operating expense contributions, tenant reimbursements and escalations, and all other payments under the Lease (and any such new lease) received as of the Closing Date so that at Closing Seller will receive monthly basic rent payments through the day prior to the Closing Date and so that Seller will receive reimbursement for all expenses paid by Seller through the day prior to the Closing Date for which Seller is entitled to reimbursement under the Lease (and any such new lease) (including, without limitation, Taxes) (such expenses shall be reasonably estimated if not ascertainable as the Closing Date and then shall be re-adjusted as provided in (f) below when actual amounts are determined), and so that the excess, if any, is credited to Purchaser. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by the tenant under the Lease that apply to periods prior to Closing but which are received by Purchaser after Closing; provided, however, that any rents or other payments by such tenant received by Purchaser after Closing shall be applied first to any current amounts then owed to Purchaser by such tenant, with the balance, if any, paid over to Seller to the extent of delinquencies existing on the date of Closing to which Seller is entitled. It is understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Lease or any portion thereof which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Seller hereby retains its right to pursue the tenant under the Lease for sums due Seller for periods attributable to Seller’s ownership of the Property. The provisions of this Section 5.4(c) shall survive the Closing.

(d) Tenant Inducement Costs. Seller shall pay all such Tenant Inducement Costs and leasing commissions payable under the Lease with respect to all periods prior to the Effective Date. If said amounts have not been paid in full on or before Closing, Purchaser shall receive a credit against the Purchase Price in the aggregate amount of all such Tenant Inducement Costs and leasing commissions remaining unpaid at Closing, and Purchaser shall assume the obligation to pay amounts payable after Closing up to the amount of such credit received at Closing. Except as may be specifically provided to the contrary elsewhere in this Agreement, Purchaser shall be responsible for the payment of all Tenant Inducement Costs and leasing commissions (i) as a result of any renewals or extensions or expansions of the existing Lease entered into after the Effective Date hereof with the approval of Purchaser as set forth in this Agreement, and (ii) under any new leases approved or deemed approved by Purchaser in accordance with Section 4.3(a). The provisions of this Section 5.4(d) shall survive the Closing.

(e) Security Deposits. Seller and Purchaser mutually acknowledge and agree that the tenant under the Lease has not paid (has not been required to pay) a security deposit under the Lease. Purchaser shall receive at Closing a credit for all security deposits transferred and assigned to Purchaser at Closing in connection with any new lease approved or deemed approved by Purchaser in accordance with Section 4.3(a) hereof, together with a detailed inventory of such security deposits certified by Seller at Closing.

(f) Operating Expenses; Year End Reconciliation. Personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges,

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and normally prorated operating expenses actually paid or payable by Seller as of the Closing Date shall be prorated as of the Closing Date and adjusted against the Purchase Price, provided that within ninety (90) days after the Closing, Purchaser and Seller will make a further adjustment for such expenses which may have accrued or been incurred prior to the Closing Date, but which were not paid as of the Closing Date. In addition, within ninety (90) days after the close of the fiscal year used in calculating the pass-through to the tenant of operating expenses and/or common area maintenance costs under the Lease (where such fiscal year includes the Closing Date), Seller and Purchaser shall re-prorate on a fair and equitable basis all rents and income prorated pursuant to this Section 5.4 as well as all expenses prorated pursuant to this Section 5.4. All prorations of rent and other income shall be made based on the cumulative amounts collected from the tenant under the Lease in such fiscal year and applied first to actual expense amounts paid by Seller prior to the Closing Date and then to Purchaser for actual expense amounts paid by Purchaser from and after the Closing Date. The provisions of this Section 5.4(f) shall survive the Closing.

ARTICLE 6.

CONDITIONS TO CLOSING

6.1. Conditions Precedent to Purchaser’s Obligations. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:

(a) Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

(b) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller’s knowledge and without modification (by update or otherwise, as provided in Section 5.1(i) hereof);

(c) A Tenant Estoppel Certificate from the tenant under the Lease shall have been delivered to Purchaser no later than December 1, 2005, with such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT “K” (or if the Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein); provided, however, that at the option of Purchaser in its sole discretion, any modification by the tenant of Paragraphs 5, 6 and/or 7 of the form of estoppel attached hereto as Exhibit “K” shall be deemed to constitute a failure of this condition to Closing, (ii) to be dated within thirty (30) days prior to the Closing Date, (iii) to confirm the terms of the applicable Lease as contained in the copies of the Lease obtained by or delivered to Purchaser, and (iv) to confirm the absence of any defaults under the applicable Lease as of the date thereof. The delivery of said Tenant Estoppel Certificate from the tenant under the Lease shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificate, Seller having used its good faith efforts to obtain the same from the tenant under the Lease, shall not constitute a default by Seller under this Agreement; and

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In the event any condition in this Section 6.1 has not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as the same may be extended or postponed as provided in this Agreement), Purchaser shall have the right, in its sole discretion, to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

6.2. Conditions Precedent to Seller’s Obligations. The obligations of Seller hereunder to consummate the transactions contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing (or at such earlier time as may be provided below), any of which may be waived by Seller in Seller’s sole discretion by written notice to Purchaser at or prior to the Closing Date:

(a) Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

(b) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

(c) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser’s knowledge and without modification (by update or otherwise, as provided in Section 5.2(e) hereof).

ARTICLE 7.

CASUALTY AND CONDEMNATION

7.1. Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller’s rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. For purposes of this Agreement, the term “immaterial damage or destruction” shall mean such instances of damage or destruction of the Property: (i) which can be repaired or restored at a cost of $250,000.00 or less; (ii) which can be restored and repaired within one hundred eighty (180) days from the date of such damage or destruction; (iii) which are not so extensive as to allow the tenant under the Lease to terminate the Lease or abate or reduce rent payable thereunder (unless business loss or rent insurance shall be available in the full amount of such abatement or reduction, subject to applicable deductibles) on account of such damage or destruction; and (iv) in which Seller’s rights under its rent loss insurance policies covering the Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

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In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing the rights of Seller under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration), and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from the insurers of Seller. For purposes of this Agreement “material damage or destruction” shall mean all instances of damage or destruction that are not immaterial, as defined herein.

7.2. Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain (collectively, a “Taking”), Seller shall give Purchaser immediate written notice of such Taking. In the event of any immaterial Taking with respect to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement. For purposes of this Agreement, the term “immaterial Taking” shall mean such instances of Taking of the Property: (i) which do not result in a taking of any portion of the building structure of the building occupied by tenant on the Property; (ii) which do not result in a decrease in the number of parking spaces at the Property (taking into account the number of additional parking spaces that can be provided within 180 days of such Taking); and (iii) which are not so extensive as to allow the tenant under the Lease to terminate the Lease or abate or reduce rent payable thereunder [unless business loss or rent insurance (subject to applicable deductibles) or condemnation award proceeds shall be available in the full amount of such abatement or reduction, and Purchaser shall receive a credit at Closing for such deductible amount] on account of such Taking.

In the event of any material Taking of the Property or any portion thereof, Purchaser may, at its option, by written notice to Seller given within thirty (30) days after receipt of such notice from Seller, elect to terminate this Agreement, or Purchaser may choose to proceed to close. If Purchaser chooses to terminate this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. For purposes of this Agreement “material Taking” shall mean all instances of a Taking that are not immaterial, as defined herein.

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If Purchaser does not elect to, or has no right to, terminate this Agreement in accordance herewith on account of a Taking, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser’s prior written consent thereto in each case.

ARTICLE 8.

DEFAULT AND REMEDIES

8.1. Purchaser’s Default. If Purchaser fails to consummate this transaction for any reason other than the default of Seller, failure of a condition to Purchaser’s obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser’s default, and that said Earnest Money is a reasonable estimate of the probable loss of Seller in the event of default by Purchaser. The retention by Seller of said Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is the sole and exclusive remedy of Seller in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenant that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser’s liability for Purchaser’s obligations under Sections 3.1(b), 3.1(c), 3.7 and 10.1 of this Agreement or for Purchaser’s obligation to pay to Seller all attorney’s fees and costs of Seller to enforce the provisions of this Section 8.1. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds the actual damages of Seller or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

8.2. Seller’s Default. If Seller fails to perform any of its obligations under this Agreement for any reason other than Purchaser’s default or the permitted termination of this Agreement by Seller or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of the obligation of Seller to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Purchaser expressly waives its rights to seek damages in the event of the default of Seller hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest

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Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction, on or before sixty (60) days following the date upon which the Closing was to have occurred.

ARTICLE 9.

ASSIGNMENT

9.1. Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other, except in accordance with Section 12.11. Notwithstanding the foregoing to the contrary, this Agreement and all of Purchaser’s rights hereunder may be transferred and assigned to any entity controlled by Purchaser. Any assignee or transferee under any such assignment or transfer by Purchaser as to which the written consent of Seller has been given or as to which the consent of Seller is not required hereunder shall expressly assume all of Purchaser’s duties, liabilities and obligations under this Agreement (whether arising or accruing prior to or after the assignment or transfer) by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. No assignment or transfer shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption agreement shall expressly so provide. For purposes of this Section 9.1, the term “control” shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

ARTICLE 10.

BROKERAGE COMMISSIONS

10.1. Broker. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Trammell Crow Services, Inc., a Delaware corporation, d/b/a Trammel Crow Company (“Broker”), pursuant to a separate agreement between Seller and Broker. Broker is representing Seller in this transaction. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser. This Section 10.1 shall survive the Closing until the expiration of any applicable statute of limitations and shall survive any earlier termination of this Agreement.

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ARTICLE 11.

INDEMNIFICATION

11.1. Indemnification by Seller. Following the Closing and subject to Sections 11.3 and 11.4, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Purchaser-Related Entities”) harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or in any way relating to, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Seller contained in this Agreement which survives the Closing or in any Closing Document.

11.2. Indemnification by Purchaser. Following the Closing and subject to Sections 11.3 and 11.4, Purchaser (and Purchaser’s joint venture partners to whom any rights of Purchaser are assigned pursuant to Section 9.1 hereof) shall indemnify and hold Seller, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Seller-Related Entities”) harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.

11.3. Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 11.1, (a) Seller shall not be required to indemnify Purchaser or any Purchaser-Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 11.1 above exceeds the Basket Limitation, (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser obtains knowledge in writing of any inaccuracy or breach of any representation, warranty or covenant of Seller contained in this Agreement (a “Purchaser Waived Breach”) and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Purchaser Waived Breach, and (d) notwithstanding anything herein to the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Seller set forth in Section 5.3, Section 5.4 or Section 10.1 of this Agreement.

11.4. Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive for one hundred eighty (180) days after the Closing Date, unless a longer or shorter survival period is expressly provided for in this Agreement, or unless prior to the date that is one hundred eighty days (180) after the Closing Date, Purchaser or Seller, as the case may be, delivers written notice to the other party of such alleged breach specifying with reasonable detail the nature of such alleged breach and files an action with respect thereto within one hundred twenty (120) days after the giving of such notice.

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	29

11.5. Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, or covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under Section 3.1(c), Section 10.1, and this Article 11.

ARTICLE 12.

MISCELLANEOUS

12.1. Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile or other electronic transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:	Marcent Development Company, Inc.
124 E. Colonial Drive
Orlando, Florida 32801
Attention: Ms. Kathy Keller
Facsimile: 407.423.7429
Email: kkmarcent@att.net

with a copy to:	Lowndes, Drosdick, Doster, Kantor & Reed
215 North Eola Drive
Orlando, Florida 32801
Attention: Jeffrey T. Bankowitz
Facsimile: 407.843.4444
Email: jeffrey.bankowitz@lowndes-law.com

SELLER:	Fund VII and Fund VIII Associates
c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092
Attention: Mr. F. Parker Hudson
Facsimile: 770.243.4684
Email: parker.hudson@wellsref.com

with a copy to:	Troutman Sanders LLP
Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2216
Attn: John W. Griffin and Leslie Fuller Secrest
Facsimile: 404.962.6577 and 404.962.6678
Email: john.griffin@troutmansanders.com and
leslie.secrest@troutmansanders.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day following the postmark date of such

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	30

notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or other electronic transmission shall be deemed effectively given or received on the day of such electronic transmission of such notice or other communication and confirmation of such transmission if transmitted and confirmed prior to 6:00 p.m. local Atlanta, Georgia time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission. Refusal to accept delivery shall be deemed delivered.

12.2. Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the tenant under the Lease, shall be delivered by Seller to Purchaser on the Closing Date.

12.3. Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

12.4. Publicity. The parties agree that, prior to Closing, and except for disclosures required by law or governmental regulations applicable to such party, no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. No party shall record this Agreement or any notice hereof.

12.5. Discharge of Obligations. The acceptance by Purchaser of the Special Warranty Deed hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

12.6. Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

12.7. Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	31

12.8. Sale Notification Letters. Promptly following the Closing, Purchaser shall deliver the Tenant Notice of Sale to the tenant under the Lease, and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Service Contracts and Commission Agreements Purchaser has assumed at Closing.

12.9. Access to Records Following Closing. Purchaser agrees that for a period of twenty four (24) months following the Closing, Seller shall have the right during regular business hours, on five (5) days’ written notice to Purchaser, and at Seller’s sole cost, to examine and review at Purchaser’s office (or, at Purchaser’s election, at the Property), the books and records of Seller relating to the ownership and operation of the Property which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of twenty four (24) months following the Closing, Purchaser shall have the right during regular business hours, on five (5) days’ written notice to Seller, and at Purchaser’s sole cost, to examine and review at Seller’s office, all books, records and files, if any, retained by Seller relating to the ownership and operation by Seller prior to the Closing of the Property. The provisions of this Section shall survive the Closing for a period of twenty four (24) months year after the Closing Date.

12.10. General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party’s right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed, interpreted and enforced under the laws of the State of Florida. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

12.11. Like-Kind Exchange. The parties hereto desire, and each other party is willing to cooperate (subject to the limitations set forth below), to effectuate the sale of the Property by means of an exchange of “like-kind” property which will qualify as such under Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Each party expressly reserves the right to assign its rights, but not its obligations, hereunder to a qualified intermediary as provided in I.R.C. Reg. 1.1031(k)-1(g)(4) on or before the date of Closing. Upon written notice from any party (a “Requesting Party”) to the other, the party to whom such notice is given (the “Other Party”) agrees to cooperate with such Requesting Party to effect one or more like-kind exchanges with respect to the Property, provided that such cooperation shall be subject to the following conditions: (a) such exchange shall not delay the Closing and shall occur either simultaneously with the Closing or the purchase money proceeds payable to Seller shall be paid, upon Seller’s prior written direction to Purchaser, to a third party escrow agent or intermediary such that Purchaser shall not be required to participate in any

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	32

subsequent closing, (b) the Other Party shall not be obligated to spend any sums or incur any expenses in excess of the sums and expenses which would have been spent or incurred by the Other Party if there had been no exchange, and (c) Purchaser shall not be obligated to acquire or accept title to any property other than the Property, and Seller shall not be obligated to acquire or accept title to any property. The Other Party makes no representation or warranty that the conveyance of the Property made pursuant to this Section 12.11 shall qualify for a like-kind exchange. Once Purchaser has paid the purchase money proceeds as directed by Seller (if Seller is the Requesting Party), or Seller has conveyed the Property as directed by Purchaser (if Purchaser is the Requesting Party), the Other Party shall have no further obligation hereunder with respect to such “like-kind” exchange. Each Requesting Party hereby indemnifies and holds the Other Party harmless from and against any costs, liabilities and expenses incurred or suffered by the Other Party in connection with the “like-kind” exchange or exchanges described herein with respect to the Property, which indemnity shall survive the Closing until the expiration of any applicable statute of limitations.

12.12. Attorney’s Fees. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney’s fees actually incurred from the other.

12.13. Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

12.14. Effective Agreement. The submission of this Agreement for examination is not intended to nor shall constitute an offer to sell, or a reservation of, or option or proposal of any kind for the purchase of the Property. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart of this Agreement has been executed and delivered by each party hereto.

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PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	33

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

SELLER:

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

[Signatures continued on following page]

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	34

[Signatures continued from previous page]

PURCHASER:

MARCENT DEVELOPMENT COMPANY, INC., a New York corporation

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA	35

EXHIBIT “A”

Legal Description

A parcel of land situated in the Serenola Plantation and the Gary Grant, Township 10 South, Range 19 East, Alachua County, Florida, being more particularly described as follows:

Commence at the Southwest corner of the Serenola Plantation, Township 10 South, Range 19 East, Alachua County, Florida, for a Point of Reference; thence N 05°59’13” W along the West line of said Serenola Plantation, a distance of 2317.31 feet to an intersection with the southerly right-of-way line of State Road No. 331 (100’ right-of-way) and the POINT OF BEGINNING; thence S 49°03’23” W along said southerly right-of-way line, a distance of 166.99 feet; thence S 40°56’37” E perpendicular to said southerly right-of-way line, a distance of 726.00 feet; thence N 49°03’23” E parallel with said southerly right of way line, a distance of 300.00 feet; thence N 40°56’37” W perpendicular to said southerly right-of-way line, a distance of 726.00 feet to an intersection with said southerly right-of-way line, thence S 49°03’23” W along said southerly right-of-way line, thence 133.01 feet to an intersection with said West line of the Serenola Plantation and the POINT OF BEGINNING.

EXHIBIT “A”
PURCHASE AND SALE AGREEMENT	LEGAL DESCRIPTION
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “B”

LIST OF PERSONAL PROPERTY

None.

EXHIBIT “B”
PURCHASE AND SALE AGREEMENT		PERSONAL PROPERTY
CH2M HILL
GAINESVILLE, FLORIDA	Page 1

EXHIBIT “C”

LIST OF COMMISSION AGREEMENT[S]

1. Office Lease Commission Agreement, dated July 30, 2004, between Fund VII and Fund VIII Associates and Robert E. (Eddie) Foster, of Coldwell Banker/M.M. Parrish Realtors.

2. Exclusive Right to Lease Agreement, dated as of December 31, 2004, between Fund VII and Fund VIII Associates, as owner, and Bosshardt Realty, as agent.

EXHIBIT “C”
PURCHASE AND SALE AGREEMENT	COMMISSION AGREEMENTS
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “D”

FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Agreement”), made and entered into this      day of October, 2005, by and among MARCENT DEVELOPMENT COMPANY, INC., a New York corporation (“Purchaser”), FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership (“Seller”), and CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”).

WITNESSETH:

WHEREAS, Purchaser and Seller’s affiliate Marcent International, Inc. have entered into a certain letter of intent fully executed on October 18, 2005 (hereinafter referred to as the “Letter of Intent”) regarding the purchase and sale of certain real property owned by Seller, which is located at 3011 SW Williston Road, Gainesville, Alachua County, Florida (the “Property”); and

WHEREAS, Paragraph 6 of the Letter of Intent provides for Purchaser’s payment to Escrow Agent, within three (3) business days following execution and delivery by Seller and Purchaser of the Letter of Intent, of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) as the Initial Earnest Money Deposit (as defined in the Letter of Intent) to be held and applied by said Escrow Agent in accordance with this Agreement and a certain purchase and sale agreement which Seller and Purchaser have agreed to negotiate in good faith (the “Contract”); and

WHEREAS, the Letter of Intent provides (and the Contract will provide) for Purchaser’s payment to Escrow Agent, no later than the expiration of the Inspection Period (as defined in the Letter of Intent and as will be defined in the Contract) of the additional sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) as the Additional Earnest Money Deposit (as will be defined in the Contract); and

WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent’s holding, investment and disbursement of the Escrow Funds (as hereinafter defined).

NOW, THEREFORE, for and in consideration of the agreements set forth in the Letter of Intent and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Escrow Agent does hereby acknowledge receipt of a wire transfer, payable to the order of Escrow Agent, in the amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) as the Initial Earnest Money Deposit (as defined in the Letter of Intent and as will be defined in the Contract). Said Initial Earnest Money Deposit, together with any additional

EXHIBIT “D”
FUND VII AND FUND VIII ASSOCIATES/CH2M HILL	FORM OF ESCROW AGREEMENT
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

earnest money actually deposited by Purchaser with Escrow Agent pursuant to the terms of the Contract, all interest and other income earned on the Initial Earnest Money Deposit, any such additional earnest money and interest thereon, is herein referred to as the “Escrow Funds”. Escrow Agent hereby agrees to hold, administer and disburse the Escrow Funds pursuant to this Agreement and, when and if finalized and executed by Seller and Purchaser, the Contract. Escrow Agent shall invest the Escrow Funds in a Cash Investment Account at Wachovia Bank of Georgia, in Atlanta, Georgia. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser’s Federal Identification Number is #                          ; and Seller’s Federal Identification Number is # 58-2174098. Escrow Agent’s fee, if any, for services rendered hereunder shall be paid one-half (1/2) by Purchaser and one-half (1/2) by Seller.

2. Seller and/or Purchaser shall have the right, for any reason or no reason, to terminate this Agreement by written notice to the other, with a copy to Escrow Agent, at any time on or before the earlier of (i) November 4, 2005, or (ii) the date upon which the Contract is finalized and executed by Purchaser and Seller, and a copy thereof is delivered by Seller and Purchaser to Escrow Agent; and upon any such termination, Escrow Agent shall pay the Escrow Funds (and all interest accrued thereon) to Purchaser. Such election to terminate this Agreement and to cause the return to Purchaser of the Escrow Funds shall be exercised by Seller and/or Purchaser by giving written notice to the other and to Escrow Agent of such election to terminate prior to the deadline established in the preceding sentence. If Seller and/or Purchaser timely elects to terminate this Agreement pursuant to this Paragraph 2, then promptly upon receipt of the notice described in the preceding sentence, Escrow Agent shall pay the Escrow Funds (including all interest accrued thereon) to Purchaser. From and after the completion and execution by Purchaser and Seller of the Contract and the delivery thereof by Purchaser to Escrow Agent, Purchaser’s obligation to deposit the Additional Earnest Money Deposit and Purchaser’s right to the return of the Escrow Funds shall be governed by the terms of the Contract and this Agreement. If the Contract is not completed and executed by Purchaser and Seller on or before November 4, 2005, then unless Purchaser and Seller agree in writing to an extension of such November 4, 2005 deadline, Seller and Purchaser shall be deemed to have terminated this Agreement on such November 4, 2005 deadline, and the Escrow Funds (and all interest accrued thereon) shall be promptly paid by Escrow Agent to Purchaser. Purchaser and Seller agree to send to the other, pursuant to Paragraph 7 below, a duplicate copy of any written notice sent to Escrow Agent requesting any disbursement to Purchaser of the Escrow Funds under this Paragraph 2.

3. Following the completion and execution by Seller and Purchaser of the Contract, receipt by Escrow Agent of a copy of the fully executed Contract, and written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if following the completion and execution by Purchaser and Seller of the

FUND VII AND FUND VIII ASSOCIATES/CH2M HILL
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

3

Contract and receipt by Escrow Agent of a copy of such fully executed Contract, such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives within said ten (10) day period either (A) a written notice from the party that submitted the request for disbursement which notice countermands the earlier notice of disbursement, or (B) a written notice from the other party that conflicts with the request for disbursement given by the party submitting such request, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 7 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

4. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

5. Notwithstanding the provisions of Paragraphs 2 or 3 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before December 7, 2005 (the date for closing the purchase and sale of the Property as contemplated pursuant to the Letter of Intent), Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof. The actual and reasonable costs and expenses (including actual and reasonable attorneys’ fees) incurred by Escrow Agent in connection with tendering the Escrow Funds to such court may be deducted from the Escrow Funds.

6. Purchaser and Seller hereby jointly and severally agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the

FUND VII AND FUND VIII ASSOCIATES/CH2M HILL
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

4

performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof.

7. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, facsimile or other electronic transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:	Marcent Development Company, Inc.
124 E. Colonial Drive
Orlando, Florida 32801
Attention: Ms. Kathy Keller
Telephone: 407.849.0371
Facsimile: 407.423.7429
Email: kkmarcent@att.net

with a copy to:	Lowndes, Drosdick, Doster, Kantor & Reed
215 North Eola Drive
Orlando, Florida 32801
Attention: Mr. Jeffrey T. Bankowitz
Telephone: 407.418.6252
Facsimile: 407.843.4444
Email: jeffrey.bankowitz@lowndes-law.com

SELLER:	Fund VII and Fund VIII Associates
c/o Wells Real Estate Funds
6200 The Corners Parkway
Suite 250
Norcross, Georgia 30092
Attention: Mr. Parker Hudson
Telephone: 770.243.4684
Facsimile: 770.243.8540
Email: parker.hudson@wellsref.com

FUND VII AND FUND VIII ASSOCIATES/CH2M HILL
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

5

with a copy to:

Troutman Sanders LLP

Suite 5200

600 Peachtree Street, N.E.

Atlanta, Georgia 30308-2216

Attention: Ms. Leslie Fuller Secrest

Telephone: 404.885.3286

Facsimile: 404.962.6698

Email: leslie.secrest@troutmansanders.com

ESCROW AGENT:

Chicago Title Insurance Company

4170 Ashford Dunwoody Road

Suite 460

Atlanta, Georgia 30319

Attention: Ms. Judy A. Stillings

Telephone: 404.419.3224

Facsimile: 404.303.6307

Email: judy.stillings@ctt.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or other electronic transmission shall be deemed effectively given or received on the first business day after the day of transmission of such notice and confirmation of such transmission.

8. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

9. Time is of the essence of this Agreement.

10. If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the nonprevailing party therein all of such prevailing party’s attorneys’ fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.

11. This Agreement is governed by and is to be construed under the laws of the State of Florida and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

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FUND VII AND FUND VIII ASSOCIATES/CH2M HILL
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

SELLER:

FUND VII AND FUND VIII ASSOCIATES, a Georgia general partnership

By:	WELLS REAL ESTATE FUND VII, L.P., a Georgia limited partnership, general partner and Administrative Venturer

	By:	Wells Partners, L.P., a Georgia limited partnership, as general partner

		By:	Wells Capital, Inc., a Georgia corporation, as general partner

By:
Name:
Title:

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FUND VII AND FUND VIII ASSOCIATES/CH2M HILL
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

7

[Signatures continued from previous page]

PURCHASER:

MARCENT DEVELOPMENT COMPANY, INC., a New York corporation

By:
Name:
Title:

[Signatures continue on next page]

FUND VII AND FUND VIII ASSOCIATES/CH2M HILL
3011 SW WILLISTON ROAD
GAINESVILLE, FLORIDA

8

[Signatures continued from previous page]

ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

EXHIBIT “D”
PURCHASE AND SALE AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “E”

LIST OF EXISTING ENVIRONMENTAL REPORTS

1.	Report of Phase I Environmental Site Assessment – Proposed CH2M Hill Facility, Gainesville, Florida, AT&E Job No. J5533, Report No. 001, prepared for Wells Real Estate Fund VII, L.P., dated September 23, 1994, by Atlanta Testing & Engineering.

2.	Report of Geotechnical Exploration – Proposed CH2M Hill Facility, Gainesville, Florida, AT&E Job No. J5533, Report No. 002, prepared for Adevco Corporation, dated November 2, 1994.

EXHIBIT “E”
PURCHASE AND SALE AGREEMENT	EXISTING ENVIRONMENTAL REPORTS
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “F”

EXISTING SURVEY

Boundary and Topographic Survey, prepared for NationsBank of Georgia, N.A., as agent for Wells Real Estate Fund, by Eugene F. Quinn, F.P.L.S. #4258, of Quinn & Associates, Inc., dated January 12, 1995.

EXHIBIT “F”
PURCHASE AND SALE AGREEMENT	EXISTING SURVEY
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “G”

LEASE

1.	Lease Agreement, dated as of September 20, 1994, between NationsBank of Georgia, N.A., as agent for Wells Real Estate Fund VII, L.P., as landlord, and CH2M Hill, Inc., a Florida corporation, as tenant, as amended by:

(a)	First Amendment to Lease Agreement, dated November 1, 1994, between NationsBank of Georgia, N.A., as agent for Wells Real Estate Fund VII, L.P., as landlord, and CH2M Hill, Inc., as tenant.

(b)	Second Amendment to Lease Agreement, dated January 12, 1995, between NationsBank of Georgia, N.A., as agent for Wells Real Estate Fund VII, L.P., as landlord, and CH2M Hill, Inc., as tenant.

(c)	Third Amendment to Lease Agreement, dated June 30, 1995, between NationsBank of Georgia, NA., as agent for Wells Real Estate Fund VII, L.P., as landlord, and CH2M Hill, Inc., as tenant.

(d)	Fourth Amendment to Lease Agreement, dated as of August 15, 2004, between Fund VII and Fund VIII Associates, a Georgia joint venture, as landlord, and CH2M Hill, Inc., as tenant.

EXHIBIT “G”
PURCHASE AND SALE AGREEMENT	LEASE
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “H”

TITLE EXCEPTIONS

1.	Taxes and assessments for the year 2006 and subsequent years.

2.	Easement for public utilities to Alachua County Utilities, Inc., recorded in Official Records Book 274, page 223 of the Public Records of Alachua County, Florida.

3.	Resolution for non-ad valorem waste disposal assessment recorded August 20, 1992, recorded in Official Records Book 1870, page 2639 of the Public Records of Alachua County, Florida.

4.	Resolution for non-ad valorem waste disposal assessment recorded October 6, 1993, in Official Records Book 1929, page 839 of the Public Records of Alachua County, Florida.

5.	Terms and conditions of that certain Declaration of Restrictive Covenants dated January 20, 1995, and recorded in Official Records Book 1997, page 223 of the Public Records of Alachua County, Florida.

6.	Public Utility Easement in favor of City of Gainesville dated January 20, 1995, and recorded in Official Records Book 1997, page 228 of the Public Records of Alachua County, Florida.

7.	Unrecorded Lease of the premises in favor of CH2M Hill dated September 20, 1994, as amended by First Amendment to Lease Agreement dated November 1, 1994, as further amended by Second Amendment to Lease Agreement, dated January 12, 1995, as further amended Third Amendment to Lease, dated June 30, 1995, and as further amended by Fourth Amendment to Lease Agreement, dated August 15, 2004.

8.	Terms and conditions of the easement described in that certain warranty deed recorded in Official Records Book 1997, page 232 of the Public Records of Alachua County, Florida.

EXHIBIT “H”
PURCHASE AND SALE AGREEMENT	TITLE EXCEPTIONS
CH2M HILL
GAINESVILLE, FLORIDA

1

EXHIBIT “I”

EXCEPTION SCHEDULE

None.

EXHIBIT “I”
PURCHASE AND SALE AGREEMENT	EXCEPTION SCHEDULE
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “J”

LIST OF SERVICE CONTRACTS

[TO BE PROVIDED BY SELLER NO LATER THAN NOVEMBER 10, 2005]

EXHIBIT “J”
PURCHASE AND SALE AGREEMENT	LIST OF SERVICE CONTRACTS
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “K”

FORM OF TENANT ESTOPPEL CERTIFICATE

                    , 2005

Marcent International

P. O. Box 2206

Orlando, Florida 32801

Attn: Ms. Kathy Keller

Fund VII and Fund VIII Associates

6200 The Corners Parkway

Norcross, Georgia 30092

Attn:	Mr. F. Parker Hudson

Managing Director, Dispositions

RE: Lease:	Lease Agreement, dated as of September 20, 1994, between NationsBank of Georgia, N.A., as agent for Wells Real Estate Fund VII, L.P. and CH2M Hill, Inc., as amended by First Amendment to Lease Agreement, dated November 1, 1994, as further amended by Second Amendment to Lease Agreement, dated January 12, 1995, as further amended by Third Amendment to Lease Agreement, dated June 30, 1995, and as further amended by Fourth Amendment to Lease Agreement, dated August 15, 2004, relating to certain premises in property located at 3011 SW Williston Road, Gainesville, Florida

Premises:		Approximately 50,877 RSF
Commencement Date:
Expiration Date:
Current Monthly Base Rent:	$
Current Monthly Additional Rent:	$
Base Year or Expense Stop (if applicable):
Security Deposit:		$-0-(None Required)
Monthly Base Rent Paid Through:		, 2005
Monthly Additional Rent Paid Through:		, 2005

Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you and your successors or assigns to rely on it as conclusive evidence of the matters stated below, in

EXHIBIT “K”
PURCHASE AND SALE AGREEMENT	FORM OF TENANT ESTOPPEL CERTIFICATE
CH2M HILL
GAINESVILLE, FLORIDA

evaluating and completing the purchase by you or your assignee of the property known as 3011 SW Williston Road in Gainesville, Florida, which includes the Premises. We certify to you and your successors and assigns, as follows:

1.	We are the Tenant at the Premises and are in sole possession of and are occupying the Premises. Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2.	The attached Lease is currently in full force and effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3.	The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

4.	The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5.	To Tenant’s knowledge, any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease to have been performed by the Landlord have been fully completed in accordance with the Lease. There are no unfunded allowances payable to Tenant under the Lease.

6.	To Tenant’s knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term or provision of the Lease. In addition, to Tenant’s knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

7.	Tenant does not currently assert and, to Tenant’s knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

8.	Tenant has not been granted and has not exercised any options or rights of expansion, or first refusal to lease concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached. Tenant has not been granted any options or rights to purchase, or first refusal to purchase, concerning the Premises.

9.	Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

EXHIBIT “K”
PURCHASE AND SALE AGREEMENT	FORM OF TENANT ESTOPPEL CERTIFICATE
CH2M HILL
GAINESVILLE, FLORIDA

2

10.	The address for notices to Tenant under the Lease is correctly set forth in the Lease.

11.	The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

CH2M HILL, INC.

By:
Its:

EXHIBIT “K”
PURCHASE AND SALE AGREEMENT	FORM OF TENANT ESTOPPEL CERTIFICATE
CH2M HILL
GAINESVILLE, FLORIDA

3

EXHIBIT “A”

Copy of Lease and All Lease Amendments

EXHIBIT “K”
PURCHASE AND SALE AGREEMENT	FORM OF TENANT ESTOPPEL CERTIFICATE
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “L”

PROPERTY TAX APPEALS

None.

EXHIBIT “L”
PURCHASE AND SALE AGREEMENT	PROPERTY TAX APPEALS
CH2M HILL
GAINESVILLE, FLORIDA

EXHIBIT “M”

MANAGEMENT AGREEMENT

Management Agreement, dated as of July 1, 2004, between Wells Management Company, Inc., managing agent for Fund VII and Fund VIII Associates, as owner, and Cushman & Wakefield of Florida, Inc., as manager.

EXHIBIT “M”
PURCHASE AND SALE AGREEMENT	MANAGEMENT AGREEMENT
CH2M HILL
GAINESVILLE, FLORIDA

SCHEDULE 1

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (“Assignment”) is made and entered into as of the      day of December, 2005, by and between FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Assignor”), and                                              , a                                          (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Gainesville, Alachua County, Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”) ; and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest in and to certain lease[s] affecting the Property, [together with the security deposits and future leasing commission obligations associated therewith], and, subject to the terms and conditions hereof, Assignee desires to assume Assignor’s right, title, interest and obligations in respect of said lease[s, security deposits and leasing commission obligations];

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee’s purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of November 4, 2005, between Assignor, as “Seller”, and Assignee, as “Purchaser” (the “Contract”), applicable to the property assigned herein, all of Assignor’s right, title and interest in, to and under (a) that certain lease[s] set forth on Exhibit “B” attached hereto and by this reference made a part hereof affecting or relating to the Property or the improvements thereon (the “Lease(s)”), [and (b) that certain leasing commission agreement more particularly described on Exhibit “C” attached hereto and made a part hereof (the “Commission Agreement”)], subject to the matters more particularly described on Exhibit “D” attached hereto and made a part hereof.

2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Lease(s) arising from and after the date hereof, [including, without limitation, Assignor’s obligations to pay leasing commissions due and payable in respect of any renewal or expansion of the existing Lease, or any new lease with the tenant under the Lease, after the date hereof pursuant to the Commission Agreement, provided that any renewal or expansion of the existing Lease, or any new lease with the tenant under the

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

Lease that was entered into after the Effective Date of the Contract (as defined therein) and prior to the date hereof was approved (or deemed approved) by Purchaser as and to the extent required in the Contract].

3. Assignor hereby agrees to indemnify and save and hold harmless Assignee against any claims, liabilities or damages arising out of any actions or inactions of Assignor with respect to the Lease prior to the date hereof. Assignee hereby agrees to indemnify and save and hold harmless Assignor against any claims, liabilities or damages arising out of any actions or inactions of Assignee with respect to the Lease from and after the date hereof. The foregoing reciprocal indemnity obligations of Assignor and Assignee are expressly made subject to all of the terms and conditions of Article 11 of the Contract, all of the terms and conditions of which Article 11 are hereby incorporated herein.

4. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:

_________________________________________,
a ________________________________________

By:
Name:
Its:

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

2

“ASSIGNOR”

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

3

EXHIBIT A

Legal Description

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

EXHIBIT B

Lease

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

EXHIBIT C

Lease Commission Agreements

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

EXHIBIT D

Permitted Exceptions

SCHEDULE 1
PURCHASE AND SALE AGREEMENT	FORM OF ASSIGNMENT AND
CH2M HILL	ASSUMPTION OF LEASE
GAINESVILLE, FLORIDA

SCHEDULE 2

FORM OF ASSIGNMENT AND ASSUMPTION

OF OPTION TO LEASE

ASSIGNMENT AND ASSUMPTION OF OPTION TO LEASE

THIS ASSIGNMENT AND ASSUMPTION OF OPTION TO LEASE (“Assignment”) is made and entered into as of the      day of                     , 2005, by and between FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Assignor”) and                                         , a                              (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Gainesville, Alachua County, Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and to a certain option to lease certain land contiguous to the Property, and Assignee desires to assume Assignor’s obligations under said option agreement;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of November 4, 2005, between Assignor, as “Seller”, and Assignee, as “purchaser” (the “Contract”), all of Assignor’s right, title and interest in, to and under that certain Option to Lease, dated as of December 9, 2004, between Williston Road Investment, LLC, as “Lessor”, and Seller as “Lessee”, [as amended by that certain First Amendment to Option to Lease, dated _________, 2005] (said option[, as so amended,] is herein referred to as the “Option to Lease”).

2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Option to Lease arising from and after the date hereof; provided, however, that nothing contained herein shall be deemed or construed to require Assignee to exercise the option contained in the Option to Lease.

3. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

PURCHASE AND SALE AGREEMENT	SCHEDULE 2
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF OPTION TO LEASE

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:

________________________________________,
a _______________________________________

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 2
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF OPTION TO LEASE

“ASSIGNOR”

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 2
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF OPTION TO LEASE

Exhibit A

Legal Description

PURCHASE AND SALE AGREEMENT	SCHEDULE 2
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF OPTION TO LEASE

SCHEDULE 3

FORM OF ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (“Assignment”) is made and entered into as of the      day of                     , 2005, by and between FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Assignor”) and                                         , a                  (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Gainesville, Alachua County, Florida, and more particularly described on Exhibit “A” attached hereto (the “Property”); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and to certain service contracts related to the Property, and to the extent assignable, all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property; and Assignee desires to assume Assignor’s obligations under said service contracts;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of November 4, 2005, between Assignor, as “Seller”, and Assignee, as “purchaser” (the “Contract”) applicable to the property assigned herein, all of Assignor’s right, title and interest in, to and under those certain contracts set forth on Exhibit “B” attached hereto and by this reference made a part hereof (the “Service Contracts”), subject to the matters set forth on Exhibit “C” attached hereto and by this reference made a part hereof.

2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Service Contracts arising from and after the date hereof.

3. Assignor hereby agrees to indemnify and save and hold harmless Assignee against any claims, liabilities or damages arising out of any actions or inactions of Assignor with

PURCHASE AND SALE AGREEMENT	SCHEDULE 3
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF SERVICE CONTRACTS

respect to the Service Contracts prior to the date hereof. Assignee hereby agrees to indemnify and save and hold harmless Assignor against any claims, liabilities or damages arising out of any actions or inactions of Assignee with respect to the Service Contracts from and after the date hereof. The foregoing reciprocal indemnity obligations of Assignor and Assignee are expressly made subject to all of the terms and conditions of Article 11 of the Contract, all of the terms and conditions of which Article 11 are hereby incorporated herein.

4. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:

________________________________________,
a _______________________________________

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 3
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF CONTRACTS

“ASSIGNOR”

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 3
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF CONTRACTS

Exhibit A

Legal Description

PURCHASE AND SALE AGREEMENT	SCHEDULE 3
CH2M HILL	FORM OF ASSIGNMENT AND
GAINESVILLE, FLORIDA	ASSUMPTION OF CONTRACTS

Exhibit B

Assigned Contracts

PURCHASE AND SALE AGREEMENT	SCHEDULE 3
CH2M HILL	FORM OF BILL OF SALE
GAINESVILLE, FLORIDA	TO PERSONAL PROPERTY

SCHEDULE 4

FORM OF BILL OF SALE TO PERSONAL PROPERTY

BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”) is made and entered into as of the      day of                     , 2005, by FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Seller”), for the benefit of                                         , a                      (“Purchaser”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain improved real property commonly known as “3011 SW Williston Road” located in Gainesville, Alachua County, Florida, and more particularly described on Exhibit “A-1” attached hereto (hereinafter, together with all buildings, structures and improvements now situated on such land, including without limitation, all parking areas and facilities, improvements and fixtures located on such land, referred to as the “Property”); and

WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to Purchaser all of Seller’s right, title and interest in and to certain tangible personal property, inventory and fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:

1. All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of November 4, 2005, between Seller and Purchaser (the “Sales Contract”).

2. Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser, without warranty or representation of any kind, express or implied, all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property, machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Property, including, without limitation, all of Seller’s right, title and interest in and to those items of tangible personal property set forth on Exhibit “B” attached hereto and all non-confidential books, records and files (excluding any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate or partnership authorization, attorney and accountant work product, attorney-client privileged documents, or other similar information in

PURCHASE AND SALE AGREEMENT	SCHEDULE 4
CH2M HILL	FORM OF BILL OF SALE
GAINESVILLE, FLORIDA	TO PERSONAL PROPERTY

the possession or control of Seller which Seller reasonably deems confidential or proprietary) relating to the Property (the “Personal Property”). The Personal Property does not include any property owned by tenants, contractors or licensees.

3. The Personal Property is hereby transferred and conveyed subject to those certain matters more particularly described on Exhibit “C” attached hereto and made a part hereof.

4. This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

[Remainder of Page Intentionally Left Blank]

PURCHASE AND SALE AGREEMENT	SCHEDULE 4
CH2M HILL	FORM OF BILL OF SALE
GAINESVILLE, FLORIDA	TO PERSONAL PROPERTY

2

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.

“SELLER”

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 4
CH2M HILL	FORM OF BILL OF SALE
GAINESVILLE, FLORIDA	TO PERSONAL PROPERTY

3

Exhibit “A”

Legal Description

PURCHASE AND SALE AGREEMENT	SCHEDULE 4
CH2M HILL	FORM OF BILL OF SALE
GAINESVILLE, FLORIDA	TO PERSONAL PROPERTY

Exhibit “B”

List of Personal Property

PURCHASE AND SALE AGREEMENT	SCHEDULE 4
CH2M HILL	FORM OF BILL OF SALE
GAINESVILLE, FLORIDA	TO PERSONAL PROPERTY

SCHEDULE 5

FORM OF GENERAL ASSIGNMENT OF

SELLER’S INTEREST IN INTANGIBLE PROPERTY

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (“Assignment”) is made and entered into as of the      day of                     , 2005, by FUND VII AND FUND VIII ASSOCIATES, , a Georgia joint venture (“Assignor”) to                                         , a                      (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Gainesville, Alachua County, Florida, and more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Property”); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest (if any) in and to all assignable tradenames, entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property, subject to the matters set forth on Exhibit “B” attached hereto and made a part hereof;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of November 4, 2005, between Assignor, as seller, and Assignee as purchaser (the “Contract”) applicable to the property assigned herein, all of Assignor’s right, title and interest (if any) in and to all intangible property, if any, owned by Assignor related to the real property and improvements constituting the Property (excluding any computer software which either is licensed to Assignor or Assignor deems proprietary), including, without limitation, Assignor’s rights and interests in and to the following (i) all assignable plans and specifications and other architectural and engineering drawings for the Improvements (as defined in the Contract); (ii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property (as defined in the Contract); and (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements.

2. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

PURCHASE AND SALE AGREEMENT	SCHEDULE 5
CH2M HILL	FORM OF GENERAL ASSIGNMENT OF SELLER’S
GAINESVILLE, FLORIDA	INTEREST IN INTANGIBLE PROPERTY

IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.

“ASSIGNOR”

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 5
CH2M HILL	FORM OF GENERAL ASSIGNMENT OF SELLER’S
GAINESVILLE, FLORIDA	INTEREST IN INTANGIBLE PROPERTY

2

Exhibit “A”

Legal Description

PURCHASE AND SALE AGREEMENT	SCHEDULE 5
CH2M HILL	FORM OF GENERAL ASSIGNMENT OF SELLER’S
GAINESVILLE, FLORIDA	INTEREST IN INTANGIBLE PROPERTY

SCHEDULE 6

FORM OF SELLER’S AFFIDAVIT

(FOR PURCHASER’S TITLE INSURANCE PURPOSES)

SELLER’S AFFIDAVIT

STATE OF GEORGIA

COUNTY OF _________

Personally appeared before me, the undersigned deponent ___________________, who being duly sworn, deposes and says on oath the following to the best of his knowledge and belief:

1. That the undersigned is the ________________________ of Wells Capital, Inc., the general partner of Wells Partners, L.P., which is a general partner of each of Wells Real Estate Fund VII, L.P. (“Fund VII”) and Wells Real Estate Fund VIII, L.P. (“Fund VIII”), with Fund VII and Fund VIII being all of the venture partners of FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (hereinafter referred to as “Owner”) and as such officer of such general partner of a general partner of each joint venture partner of the Owner, the undersigned has personal knowledge of the facts sworn to in this Affidavit.

2. That Owner is the owner of certain real property located in Alachua County, Florida, being described on EXHIBIT A, attached hereto and made a part hereof (hereinafter referred to as the “Property”), subject to those matters set forth on EXHIBIT B, attached hereto and made a part hereof.

3. That Owner is in possession of the Property, and to the best knowledge and belief of the undersigned, no other parties have any claim to possession of the Property, except as set forth on EXHIBIT B hereto.

4. That the undersigned is not aware of and has received no notice of any pending suits, proceedings, judgments, bankruptcies, liens or executions against the Owner which affect title to the Property except for any matters set forth on EXHIBIT B-1 hereto.

5. That except as may be set forth on EXHIBIT B hereto, there are no unpaid or unsatisfied security deeds, mortgages, deeds of trust, claims of lien, special assessments for sewer or streets, or ad valorem taxes which constitute a lien against the Property or any part thereof.

6. That, except as may be set forth on EXHIBIT C attached hereto and made a part hereof, no improvements or repairs have been made upon the Property at the instance of Owner within the ninety-five (95) days immediately preceding the date hereof for which the cost has not

PURCHASE AND SALE AGREEMENT	SCHEDULE 6
CH2M HILL	FORM OF SELLER’S AFFIDAVIT (FOR
GAINESVILLE, FLORIDA	PURCHASER’S TITLE INSURANCE PURPOSES)

been paid; and, except as may be set forth on EXHIBIT C hereto, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property at the instance of Owner or for services of architects, surveyors, or engineers incurred in connection therewith at the instance of Owner.

7. That Owner is not a foreign person, a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. Owner is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations. The federal employer identification number of the Owner is 58-2174098 and Owner’s address is 6200 The Corners Parkway, Norcross, Georgia 30092. This statement is made by the undersigned in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor’s disposition of a U.S. real property interest

8. That to Owner’s knowledge there are no boundary disputes affecting the Property.

9. That this Affidavit is made to induce Chicago Title Insurance Company to insure title to the Property, without exception other than as set forth on EXHIBIT B hereto, relying on information in this document.

Sworn to and subscribed before me,

this _____ day of ____________, 2005.

(SEAL)
Name:________________________________
Title:_________________________________

Notary Public

My Commission Expires:

(NOTARIAL SEAL)

PURCHASE AND SALE AGREEMENT	SCHEDULE 6
CH2M HILL	FORM OF SELLER’S AFFIDAVIT (FOR
GAINESVILLE, FLORIDA	PURCHASER’S TITLE INSURANCE PURPOSES)

EXHIBIT A

Legal Description

PURCHASE AND SALE AGREEMENT	SCHEDULE 6
CH2M HILL	FORM OF SELLER’S AFFIDAVIT (FOR
GAINESVILLE, FLORIDA	PURCHASER’S TITLE INSURANCE PURPOSES)

EXHIBIT B

Existing Encumbrances

PURCHASE AND SALE AGREEMENT	SCHEDULE 6
CH2M HILL	FORM OF SELLER’S AFFIDAVIT (FOR
GAINESVILLE, FLORIDA	PURCHASER’S TITLE INSURANCE PURPOSES)

EXHIBIT B-1

List of any Pending Actions regarding Tenant Matters

PURCHASE AND SALE AGREEMENT	SCHEDULE 6
CH2M HILL	FORM OF SELLER’S AFFIDAVIT (FOR
GAINESVILLE, FLORIDA	PURCHASER’S TITLE INSURANCE PURPOSES)

EXHIBIT C

List of any Contractors, Materialmen or Suppliers Not Yet Paid in Full

PURCHASE AND SALE AGREEMENT	SCHEDULE 6
CH2M HILL	FORM OF SELLER’S AFFIDAVIT (FOR
GAINESVILLE, FLORIDA	PURCHASER’S TITLE INSURANCE PURPOSES)

SCHEDULE 7

FORM OF SELLER’S CERTIFICATE

(AS TO SELLER’S REPRESENTATIONS AND WARRANTIES)

SELLER’S CERTIFICATE AS TO REPRESENTATIONS

THIS SELLER’S CERTIFICATE AS TO REPRESENTATIONS (this “Certificate”) is given and made by FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Seller”), this ___ day of ______________, 2005, for the benefit of _________________________, a _______________ (“Purchaser”).

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of November 4, 2005, between Seller and Purchaser (the “Contract”), for the purchase and sale of the property described on EXHIBIT “A” attached hereto and made a part hereof (the “Property”), Seller certifies that except as may be set forth to the contrary in EXHIBIT “B” attached hereto and made a part hereof, all of the representations and warranties of Seller contained in Section 4.1 of the Contract remain true and correct in all material respects as of the date hereof.

The representations and warranties contained herein and in Section 4.1 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Seller shall be of no further force or effect except that with respect to any particular alleged breach, Purchaser shall give Seller written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within one hundred twenty (120) days after the giving of such notice.

Remainder of Page Intentionally Left Blank

PURCHASE AND SALE AGREEMENT	SCHEDULE 7
CH2M HILL	FORM OF SELLER’S CERTIFICATE (AS TO SELLER’S
GAINESVILLE, FLORIDA	REPRESENTATIONS AND WARRANTIES)

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representatives as of the day and year first above written.

“ASSIGNOR”

FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture

By:	Wells Real Estate Fund VII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund VIII, L.P., a Georgia limited partnership, venture partner

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

PURCHASE AND SALE AGREEMENT	SCHEDULE 7
CH2M HILL	FORM OF SELLER’S CERTIFICATE (AS TO SELLER’S
GAINESVILLE, FLORIDA	REPRESENTATIONS AND WARRANTIES)

2

EXHIBIT “A”

LEGAL DESCRIPTION

PURCHASE AND SALE AGREEMENT	SCHEDULE 7
CH2M HILL	FORM OF SELLER’S CERTIFICATE (AS TO SELLER’S
GAINESVILLE, FLORIDA	REPRESENTATIONS AND WARRANTIES)

EXHIBIT “B”

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

PURCHASE AND SALE AGREEMENT	SCHEDULE 7
CH2M HILL	FORM OF SELLER’S CERTIFICATE (AS TO SELLER’S
GAINESVILLE, FLORIDA	REPRESENTATIONS AND WARRANTIES)

SCHEDULE 8

FORM OF SELLER’S FIRPTA AFFIDAVIT

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (the “Seller”), the Seller hereby certifies as follows:

1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3. The Seller’s U.S. employer identification number is 58-2174098; and

4. The Seller’s office address is 6200 The Corners Parkway, Norcross, Georgia 30092.

The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

This Certificate is made with the knowledge that ____________________________, a ________________________, will rely upon this Certificate in purchasing that certain real property from Seller more particularly described on Exhibit A attached hereto.

Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

Date: ________________, 2005		(Seal)
By:

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

PURCHASE AND SALE AGREEMENT	SCHEDULE 8
CH2M HILL	FORM OF SELLER’S FIRPTA AFFIDAVIT
GAINESVILLE, FLORIDA	CERTIFICATION OF NON-FOREIGN STATUS

SCHEDULE 9

FORM OF PURCHASER’S CERTIFICATE

(AS TO PURCHASER’S REPRESENTATIONS AND WARRANTIES)

PURCHASER’S CERTIFICATE AS TO REPRESENTATIONS

THIS PURCHASER’S CERTIFICATE AS TO REPRESENTATIONS (this “Certificate”) is given and made by _________________________ (“Purchaser”), this ___ day of ______________, 2005, for the benefit of FUND VII AND FUND VIII ASSOCIATES, a Georgia joint venture (“Seller”).

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of November 4, 2005, between Seller and Purchaser (the “Contract”), for the purchase and sale of certain real property more particularly described on EXHIBIT “A” attached hereto, Purchaser certifies that except as may be set forth to the contrary in EXHIBIT “B” attached hereto and made a part hereof, all of the representations and warranties of Purchaser contained in Section 4.4 of the Contract remain true and correct in all material respects as of the date hereof.

The representations and warranties contained herein and in Section 4.4 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Purchaser shall be of no further force or effect except that with respect to any particular alleged breach, Seller shall give Purchaser written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Purchaser with respect thereto within one hundred twenty (120) days after the giving of such notice.

IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

“PURCHASER”

____________________________________________,
a ___________________________________________

By:
Name:
Title:

(CORPORATE SEAL)

PURCHASE AND SALE AGREEMENT	SCHEDULE 9
CH2M HILL	FORM OF PURCHASER’S CERTIFICATE (AS TO
GAINESVILLE, FLORIDA	PURCHASER’S REPRESENTATIONS AND WARRANTIES)

EXHIBIT “A”

LEGAL DESCRIPTION

PURCHASE AND SALE AGREEMENT	SCHEDULE 9
CH2M HILL	FORM OF PURCHASER’S CERTIFICATE (AS TO
GAINESVILLE, FLORIDA	PURCHASER’S REPRESENTATIONS AND WARRANTIES)

EXHIBIT “B”

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

PURCHASE AND SALE AGREEMENT	SCHEDULE 9
CH2M HILL	FORM OF PURCHASER’S CERTIFICATE (AS TO
GAINESVILLE, FLORIDA	PURCHASER’S REPRESENTATIONS AND WARRANTIES)